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                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

(1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-4 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable annuity contracts issued by the Company through Southern Farm Bureau Life Annuity Account, a separate account established by the Company;

(2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statement;

(3)  to withdraw such registration statement, amendments, or supplements; and

(4) to take any and all other actions of whatever kind or nature in connection with such registration statement, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the _______ day of ________________________, __________.


Signature:
                   -------------------------------------------
Printed Name:
                   -------------------------------------------
Title:
                   -------------------------------------------

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                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                   DIRECTORS OR OFFICERS - POWERS OF ATTORNEY
                     RE: SECURITIES AND EXCHANGE COMMISSION


NAME                                 TITLE                      DATE EXECUTED
/s/ Anderson, Ronald R.              Director                   05/17/99
/s/ Carter, James R.                 Director                   05/19/99
/s/ Childs, Donald                   Director                   05/18/99
/s/ Dollar, Wayne                    Director and
                                     First Vice President       05/17/99
/s/ Gramling, II, Ben M.             Director                   05/18/99
/s/ Hiatt, Bruce L.                  Director                   05/17/99
/s/ Hillman, David                   Director                   05/18/99
/s/ Jenkins, William B.              Director                   05/17/99
/s/ Loop, Jr., Carl B.               Chairman of the Board
                                     and President              05/17/99
/s/ Mitchell, Bryan                  Director                   05/18/99
/s/ Moore, Sam                       Director                   05/17/99
/s/ Patman, Donald                   Director                   05/18/99
/s/ Pryor, Wayne F.                  Director                   05/19/99
/s/ Stallman, Bob                    Director                   05/17/99
/s/ Waide, David W.                  Director                   05/17/99
/s/ Whisenhunt, Andrew               Director                   05/17/99
/s/ Winkles, Jr., David M.           Director                   05/17/99
/s/ Wright, Jr., J. M.               Director                   05/18/99
/s/ Nolin Cook                       Senior Vice President
                                     and Secretary              06/01/99
/s/ Laurence E. Farreau              Senior Vice President,
                                     Chief Financial Officer    06/01/99
/s/ Bobby Waters                     Executive Vice President,
                                     Chief Executive Officer    06/01/99